UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2017

SUSSEX BANCORP

(Exact name of registrant as specified in its charter)

New Jersey	001-12569	22-3475473
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Enterprise Dr.

Rockaway, New Jersey 07866

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (844) 256-7328

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 15, 2017, Sussex Bancorp (the “Company) held its Special Meeting of Shareholders (the “Special Meeting”). There were 6,040,180 shares of common stock eligible to be voted at the Special Meeting and 4,435,834.46 shares of common stock were presented in person or represented by proxy at the Special Meeting, which constituted a quorum to conduct business.

There were two proposals submitted to the Company’s shareholders at the Special Meeting. Proposals 1 and 2 are detailed in the Company’s Joint Proxy Statement/Prospectus contained in Amendment No. 1 to Form S-4 which was filed with the Securities and Exchange Commission on October 27, 2017. The shareholders approved Proposal 1. The adjournment proposal (Proposal 2) was withdrawn because the Company’s shareholders approved Proposal 1. The final results of voting on Proposal 1 are as follows:

Proposal 1: Adopt and approve the Agreement and Plan of Merger by and between the Company, Sussex Bank, a New Jersey-chartered commercial bank and wholly owned subsidiary of Sussex, and Community Bank of Bergen County, NJ (“Community”), dated as of April 10, 2017, pursuant to which Community will merge with and into Sussex Bank with Sussex Bank surviving the merger.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
4,424,060.24	10,789.66	984.57	—

Item 8.01.	Other Events.

On December 15, 2017, the Company and Community issued a joint press release announcing that the shareholders of the Company and Community, respectively, at their special meetings held on December 15, 2017, approved the previously announced merger transaction whereby Community will merge with and into Sussex Bank, with Sussex Bank surviving. A copy of the joint press release is attached to this report as Exhibit 99.1. Closing of the transaction is expected to occur on or about January 4, 2018. All bank regulatory approvals have been obtained.

Forward-Looking Statements

The forward-looking statements contained in this Current Report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about the benefits of the merger between Sussex and Community, including future financial and operating results and performance; statements about Sussex’s and Community’s plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” “should,” “may” or words of similar meaning. These forward-looking statements are based on the current beliefs and expectations of Sussex’s and Community’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond the control of Sussex and Community. All subsequent written and oral forward-

looking statements concerning the merger or other matters addressed in this Form 8-K and attributable to Sussex or Community or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable law or regulation, Sussex and Community undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date of this Form 8-K or to reflect the occurrence of unanticipated events.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit Number	Description

99.1	Joint Press Release, dated December 15, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUSSEX BANCORP

Date: December 15, 2017	By:	/s/ Steven M. Fusco
Steven M. Fusco
Senior Executive Vice President and Chief Financial Officer